EXHIBIT 99.1

PEDEVCO Reports Year-End 2025 Proved Reserves

Total Proved Reserves of 32.1 MMBoe with PV-10 of $357.7 Million at SEC Pricing as of Year-End 2025

Year-End 2025 Reserves Reflect Full Post-Combination Asset Base

HOUSTON, TX, February 25, 2026 (Globe Newswire) – PEDEVCO Corp. (NYSE American: PED) (“PEDEVCO” or the “Company”) today reported the results of its independent year-end 2025 proved reserves evaluation for all of the Company’s oil and gas properties in Wyoming, Colorado and New Mexico. These include properties from its recently completed transformative merger with certain portfolio companies controlled by Juniper Capital Advisors, L.P.

“This independent reserve evaluation underscores the scale and multi-year runway of our newly fortified asset base,” said President & CEO J. Douglas Schick. “With over $357 million in PV-10 value, a substantial proved developed foundation, and clearly defined future drilling inventory that has been bolstered by our recent merger, we believe PEDEVCO is well positioned to generate consistent cash flow and long-term value for our shareholders.”

The Company’s proved reserves were evaluated by Cawley, Gillespie & Associates, Inc. (“CG&A”), an independent petroleum engineering firm, in a report completed January 22, 2026, with an effective date of December 31, 2025. The evaluation was prepared using constant prices and costs and conforms to Item 1202(a)(8) of Regulation S-K and other rules of the SEC. The evaluation covers 100% of the Company’s interests in properties located in Wyoming, Colorado and New Mexico. The estimates are for proved reserves only and do not include any probable or possible reserves.

At year-end 2025, PEDEVCO’s total proved reserves were 22.99 million barrels (“MMBbl”) of oil, 28.78 billion cubic feet (“Bcf”) of natural gas, and 4.34 MMBbl of natural gas liquids (“NGLs”), for a combined total of approximately 32.12 million barrels of oil equivalent (“MMBoe”). Of the total proved reserves, approximately 16.38 MMBoe were classified as proved developed and 15.74 MMBoe were classified as proved undeveloped.

SEC pricing as of December 31, 2025, was $65.34 per barrel of oil and $3.387 per MMBtu of natural gas, calculated in accordance with SEC guidelines. These prices were adjusted for applicable differentials, including transportation, local basis differentials, crude quality and gravity corrections, gas shrinkage, and gas heating value, resulting in net realized prices of $62.92 per barrel of oil, $3.04 per Mcf of natural gas and $25.77 per barrel of NGLs over the life of the proved properties.

Estimated future net cash flows before federal income taxes attributable to total proved reserves were approximately $674.8 million. The present value of these future net cash flows discounted at an annual rate of 10% (“PV-10”) was approximately $357.7 million, of which approximately $257.4 million, or 72%, is attributable to proved developed reserves.

Proved undeveloped reserves reflect the Company’s multi-year development plan, including 71 horizontal drilling locations: 49 in Colorado targeting the Niobrara formation, 17 in Wyoming targeting the Codell formation and five in New Mexico targeting the San Andres formation. Additionally, there are11 proved developed non-producing locations (10 in Colorado targeting the Niobrara and one in Wyoming targeting the Codell) representing completed wells with capital costs fully paid.

PV-10 Value

PV-10 may be considered a non-GAAP financial measure as defined by the SEC. The most directly comparable GAAP measure is the standardized measure of discounted future net cash flows (“Standardized Measure”). PV-10 is computed on a pre-tax basis and is equal to the Standardized Measure before deducting future income taxes, discounted at 10%. The Company believes PV-10 is useful to investors because it presents discounted future net cash flows prior to future corporate income taxes, enabling comparison across companies regardless of tax position. PV-10 is not a substitute for the Standardized Measure. Neither PV-10 nor the Standardized Measure purport to represent the fair market value of the Company’s oil and natural gas reserves. A reconciliation of PV-10 to the Standardized Measure will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

These year-end 2025 proved reserves represent the full scope of the Company’s current asset base following its business combination and supersede any previously referenced reserve estimates, including pre-combination year-end 2024 figures. Investors and analysts should use these year-end 2025 reserves as the current authoritative baseline for the Company.

About PEDEVCO Corp.

PEDEVCO Corp (NYSE American: PED) is a publicly traded energy company engaged in the acquisition and development of strategic, high growth energy projects in the United States. The Company’s principal assets are its Rockies Assets located in the D-J Basin of Wyoming and Northern Colorado and the Powder River Basin in Wyoming. The Company also holds assets in the Permian Basin located in eastern New Mexico. PEDEVCO is headquartered in Houston, Texas. More information about PEDEVCO can be found at www.pedevco.com.

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Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements, including information about management's view of PEDEVCO's future expectations, plans and prospects, within the meaning of the federal securities laws, including the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of the Act and such laws, and are subject to the safe harbor created by the Act and applicable laws. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors, which may cause the results of PEDEVCO and its subsidiaries to be materially different than those expressed or implied in such statements. The forward-looking statements include projections and estimates of the Company's corporate strategies, future operations, development plans and programs, including the costs thereof, drilling locations, estimated oil, natural gas and natural gas liquids production, price realizations, projected operating, general and administrative and other costs, projected capital expenditures, efficiency and cost reduction initiative outcomes, statements regarding future production, costs and cash flows, liquidity and our capital structure, PEDEVCO's ability to integrate the assets, operations, and personnel acquired in connection with PEDEVCO’s recent merger (the “Transaction”) with certain portfolio companies controlled by Juniper Capital Advisors, L.P. (“Juniper”) into PEDEVCO's business following the closing of the Transaction, PEDEVCO's ability to service the debt assumed in the Transaction, the expected benefits of the Transaction, dilution caused by the conversion of the convertible preferred shares issued in the Transaction, certain board appointment rights provided in the Transaction, potential lawsuits regarding the Transaction, potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; and uncertainty as to the long-term value of the common stock of the Company following the closing of the Transaction. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the volatility of oil and natural gas prices, our success in discovering, estimating, developing and replacing oil and natural gas reserves, risks of our operations not being profitable or generating sufficient cash flow to meet our obligations; risks relating to the future price of oil, natural gas and NGLs; risks related to the status and availability of oil and natural gas gathering, transportation, and storage facilities; risks related to changes in the legal and regulatory environment governing the oil and gas industry, and new or amended environmental legislation and regulatory initiatives; risks relating to crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries; technological advancements; changing economic, regulatory and political environments in the markets in which the Company operates; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine and the global response to such conflict; actions of competitors or regulators; the potential disruption or interruption of the Company's operations due to war, accidents, political events, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the Company's control; risks related to the need for additional capital to complete future acquisitions, conduct our operations, and fund our business on favorable terms, if at all, the availability of such funding and the costs thereof; risks related to the limited control over activities on properties we do not operate and the speculative nature of oil and gas operations in general; risks associated with the uncertainty of drilling, completion and enhanced recovery operations; risks associated with illiquidity and volatility of our common stock, dependence upon present management, the fact that Juniper Capital Advisors, L.P. and its affiliates, and Dr. Simon G. Kukes, beneficially own a significant portion of our common stock; our ability to maintain the listing of our common stock on the NYSE American; pandemics, governmental responses thereto, economic downturns and possible recessions caused thereby; inflationary risks and recent increased interest rates, and the risks of recessions and economic downturns caused thereby or by efforts to reduce inflation; risks related to military conflicts in oil producing countries; changes in economic conditions; limitations in the availability of, and costs of, supplies, materials, contractors and services that may delay the drilling or completion of wells or make such wells more expensive; the amount and timing of future development costs; the availability and demand for alternative energy sources; regulatory changes, including those related to carbon dioxide and greenhouse gas emissions; and others that are included from time to time in filings made by PEDEVCO with the Securities and Exchange Commission, many of which are beyond our control, including, but not limited to, in the "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" sections of its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K/A for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. These reports are available at www.sec.gov . The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on PEDEVCO's future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. PEDEVCO cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The internal projections, expectations, or beliefs underlying our 2025 capital budget are subject to change in light of numerous factors, including, but not limited to, the prevailing prices of oil and gas, actions taken by businesses and governments, ongoing results, prevailing economic circumstances, commodity prices, and industry conditions and regulations.

Media Contact:

PEDEVCO Corp.

(713) 221-1768

PR@pedevco.com

Investor Relations Contact:

Sean Mansouri, CFA or Laurent Weil

Elevate IR

(720) 330-2829

PED@elevate-ir.com

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